UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington D.C., 20549

                               Form 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) May 28, 2001


                 Commission file number 333-90031


                    Northstar Electronics, Inc.
        (Exact name of registrant as specified in charter)


            Delaware                                    33-0803434
(State of other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                  Identification Number)

Suite # 1455-409 Granville Street
Vancouver, British Columbia
Canada V6C 1T2
(Address of Principal Executive Office)

(604) 685-0364
(Registrant's Telephone Number, Including Area Code)





















Page Two

ITEM NO. 1.     CHANGES IN CONTROL OF REGISTRANT.

No events to report.

ITEM NO. 2.     ACQUISITION OR DISPOSITION OF ASSETS.

No events to report.

ITEM NO. 3.     BANKRUPTCY OR RECEIVERSHIP.

No events to report.

ITEM NO. 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

No events to report.

ITEM NO. 5.     OTHER EVENTS.

The Company accepted the resignation of Ken Summers as EVP of Northstar Electronics, Inc. and President of Northstar Network Ltd..
Dr. Wilson Russell, President of Northstar Electronics, Inc., has taken on the responsibility of President of Northstar Network Ltd..

ITEM NO. 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.

On May 25, 2001, the Company accepted the resignation of Ken Summers as one of the Company's Directors.

ITEM NO. 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
                EXHIBITS.

No events to report.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Northstar Electronics, Inc.


By: /s/ Dr. Wilson Russell                                  Dated:  06 June 2001
        --------------
        Dr. Wilson Russell, PhD
        President
        Principal Financial Officer